UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:     April 28, 2005

(Date of earliest event reported)

CIPRICO INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-11336	41-1749708
(Commission File No.)	(IRS Employer Identification No.)

17400 Medina Road, Plymouth, MN 55447

(Address of Principal Executive Offices)(Zip Code)

(763) 551-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01  Regulation FD Disclosure.

Ciprico Inc. held its Annual Meeting of Shareholders at 3:30 pm (CDT) on April 28, 2005.  A quorum was not established and additional proxy information has been filed reconvening the Annual Meeting at 3:30 (CDT) on May 19, 2005.  This meeting is open via teleconference as noted in the additional proxy information.  Management did make presentations at the April 28 meeting.  Items to note from the meeting are as follows:

•                  Financial information was presented for fiscal 2004, the six-month period ended March 31, 2005 as well as for the second quarter of fiscal 2005 ended March 31, 2005.  All of this information has been previously disclosed via 10K, 8K, and press release filings.

•                  James Hansen, President and CEO of Ciprico, discussed the company’s strategy in the context of three key areas:

•                  Innovation  - Several new products were introduced at the NAB (National Association of Broadcasters) trade show held in mid April.  These products were well received.  Given the price/performance of these products it may provide new potential for the company in the Security and Back-up markets.

•                  Acquisitions – Ciprico earlier disclosed its purchase of substantially all of the assets of Huge Systems, Inc.  The marketplace for the Huge product line (MediaVault) is a growing market.  Hansen indicated that sales for this product line should grow commensurate with the marketplace growth of 10 – 15 % annually.

•                  Alliances – The company is allying with: distributors to broaden our market reach; technology partners to capitalize on our own technology and explore other ways to approach the market; supply chain partners to ensure cost efficient production; and product distribution channels (including OEM’s) to refresh our installed base of business.

Hansen concluded the meeting by discussing the continued focus on profitability.  He stated that earlier guidance indicating that the company would breakeven in the 3rd quarter of fiscal 2005 would not prove to be accurate. Hansen added that although operating losses are not acceptable, the company has made investments and taken actions to address the situation.  Hansen also noted it is uncertain exactly when the company will achieve breakeven operating performance as it is dependent on a number of factors including achieving sales level in the $4.5 million range.  Hansen also commented that the company continues to have a strong financial position and good liquidity.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ciprico Inc.

	By	/s/ Monte S. Johnson
Date: April 29, 2005		Monte S. Johnson, Interim Chief Financial Officer (Principal Financial and Accounting Officer)